SECTION 906 CERTIFICATION

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Name of Issuer:	USAA MUTUAL FUNDS TRUST (the Registrant)

S&P 500 Index Fund Reward Shares

S&P 500 Index Fund Member Shares

Extended Market Index Fund

Nasdaq-100 Index Fund

Nasdaq-100 Index Fund R6 Shares

Target Retirement Income Fund

Target Retirement 2020 Fund

Target Retirement 2030 Fund

Target Retirement 2040 Fund

Target Retirement 2050 Fund

Target Retirement 2060 Fund

Ultra Short-Term Bond Fund Shares

Ultra Short-Term Bond Fund Shares

Ultra Short-Term Bond Fund R6 Shares

Global Managed Volatility Fund Shares

Global Managed Volatility Fund Institutional Shares

In connection with the Registrant's Form N-CSR (Reports) for the funds listed above for the period ended December 31, 2018, as filed with Securities and Exchange Commission, the undersigned hereby certifies, that, to the best of my knowledge:

1.The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the Registrant.

Date: 02/26/2019	/S/ DANIEL S. MCNAMARA
________________	___________________________________
Daniel S. McNamara
President and Principal Executive Officer

SECTION 906 CERTIFICATION

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Name of Issuer:	USAA MUTUAL FUNDS TRUST (the Registrant)

S&P 500 Index Fund Reward Shares

S&P 500 Index Fund Member Shares

Extended Market Index Fund

Nasdaq-100 Index Fund

Nasdaq-100 Index Fund R6 Shares

Target Retirement Income Fund

Target Retirement 2020 Fund

Target Retirement 2030 Fund

Target Retirement 2040 Fund

Target Retirement 2050 Fund

Target Retirement 2060 Fund

Ultra Short-Term Bond Fund Shares

Ultra Short-Term Bond Fund Shares

Ultra Short-Term Bond Fund R6 Shares

Global Managed Volatility Fund Shares

Global Managed Volatility Fund Institutional Shares

In connection with the Registrant's Form N-CSR (Reports) for the funds listed above for the period ended December 31, 2018, as filed with the Securities and Exchange Commission, the undersigned hereby certifies, that, to the best of my knowledge:

1.The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the Registrant.

Date:	02/25/2019	/S/ JAMES K. DE VRIES
	________________	__________________________________
James K. De Vries
Treasurer and Principal Financial Officer